Tortoise North American Energy Corp.

Yield

Growth

Quality

2006 3rd Quarter Report

August 31, 2006

"...Steady Wins™"

TYN
LISTED
NYSE

Company at a Glance
•	A non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets
•	Objectives: Yield, Growth, Quality
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are currently more than 60 energy RITs.
About Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources and real estate.
Investment Objectives: Yield, Growth and Quality
Tortoise North America invests primarily in publicly traded Canadian RITs and United States MLPs with an emphasis on stable, fee-based midstream and downstream businesses in the North American energy sector.
Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Tortoise North America Versus a Direct Investment in RITs and MLPs
Tortoise North America provides its stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. A direct investment in Tortoise North America offers the opportunity to receive an attractive distribution return with a low return correlation to stocks and bonds.
Additional features of Tortoise North America include:
•	One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and
•	The ability to access investment grade credit markets to enhance the dividend rate.
•	U.S. income tax credit for taxes withheld in Canada.

October 20, 2006
Dear Fellow Stockholders,
We are pleased to submit the Tortoise North American Energy Corp. (Tortoise North America) report for the quarter ended August 31, 2006.
On August 4, 2006 we declared a $0.335 per share dividend representing a 1.5 percent increase over the prior quarter. In addition, we expect to provide a foreign source income tax credit of $0.05 per share. The yield was 5.7 percent based on the August 31, 2006 closing price of $23.31.
Fiscal year-to-date, Tortoise North America’s total return was -2.9 percent based on market value, including the reinvestment of quarterly dividends. These results reflect lower than normal dividends during ramp-up quarters and do not reflect the foreign source income tax credit.
Investment Review
In July, we issued $15 million Money Market Preferred Shares and have subsequently invested the proceeds from the offering. Consistent with our plan, as of August 31, 2006, 25 percent of our portfolio is invested in U.S. Master Limited Partnerships (MLPs), 22 percent in other U.S. energy infrastructure investments and 53 percent in Canadian Royalty and Income Trusts (RITs) and common stock.
During the quarter, we completed a $2 million direct placement transaction with a U.S. MLP affiliate Crosstex Energy, Inc. which used the proceeds to finance the acquisition of natural gas gathering and processing assets. Direct placements are institutionally placed investments in publicly-traded MLPs. MLPs use this financing to fund internal growth projects and acquisitions and to provide sponsor liquidity.
Overview and Investment Outlook
Royalty and Income Trusts
We continue to focus primarily on investing in the pipeline and midstream portion of Canada’s energy sector where we believe income trusts (33 percent of our total investment portfolio) play a crucial role in the expansion of Canada’s energy infrastructure. We also invested 11.2 percent of the total investment portfolio in upstream royalty trusts that we believe have sustainable business models.
Over the next several years, producers expect to spend over $100 billion ($CAD) in their effort to more than double the current oil production from the oil sands in Western Canada. Energy infrastructure will also have to be built to transport the increased volumes. According to the Alberta, Canada government, there are 11 oil sands projects currently under construction which are expected to cost $16 billion ($CAD). Labor shortages continue to be the primary challenge for producers, which could delay existing projects or make future projects less profitable, depending on the long-term price of oil.
In addition to oil sands production, natural gas drilling activities remain strong in Western Canada. Over 75 percent of natural gas processing plants are currently owned by producers. As these producers focus more on drilling activities, it is possible that they will divest energy infrastructure assets to fund capital expenditure programs. The midstream trusts that we invest in are the natural buyers of these assets, similar to the development of MLPs through acquisition of assets from major oil and gas producers in the U.S.
2006 3rd Quarter Report	1

Master Limited Partnerships
The MLP market continues to produce strong results, with MLP market capitalization of approximately $85 billion at August 31, 2006. The majority of our holdings reported second quarter results that met or exceeded our expectations. We expect our portfolio, which is anchored with securities of MLPs generally owning low risk refined product pipelines, will continue to benefit from growing energy demand, internal growth projects and acquisitions.
As we mentioned in our semi-annual report, MLP revenue is primarily based upon volumes, which are expected to increase. The Energy Information Administration projects an average annual growth rate of 1 percent for U.S. consumption of natural gas and petroleum over the next 25 years. We continue to monitor the impact of rising interest rates on our borrowing costs, and the impact that high oil and natural gas prices may have on demand.
Between 2006 and 2010, MLPs are expected to invest more than $17 billion on internal growth projects such as construction of new pipelines and storage tanks, as well as expanding existing facilities. The financing of these projects through debt and equity offerings could create short-term price volatility as investors digest the increased supply of offerings. Over the long-term we expect these projects to contribute to the growth of our dividends.
Acquisition activity remains strong in 2006 with more than $6 billion of mainly natural gas assets entering the MLP sector through August 31, 2006. We believe acquisitions will also drive future distribution growth since MLPs currently own less than 50 percent of the refined product, crude oil, and natural gas assets in the United States.
Conclusion
We believe the stability and interconnectivity of the North American energy complex is vitally important, given political unrest in the Middle East and other key oil producing countries. We expect our strategy of investing in energy infrastructure assets that connect growing Canadian sources of energy to U.S. markets will provide patient investors with relatively high, stable and tax-friendly dividend yields, as well as capital appreciation.
Thank you for entrusting us with your investment. As always, we will strive to deliver a rewarding return.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

...Steady Wins™
2	Tortoise North American Energy Corp.

Summary Financial Information (Unaudited)
Nine Months Ended August 31, 2006
Market value per share	$23.31
Net asset value per share	26.29
Total net assets	121,256,924
Net unrealized appreciation of investments	13,704,009
Net investment income	2,013,943
Total realized gain	802,021
Total return (based on market value)	(2.94)%
Net operating expenses before leverage costs as a percent of average total assets(1)	1.21%
Distributable cash flow as a percent of average net assets(2)	5.08%
(1)	Annualized. Represents expenses after fee reimbursement.
(2)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
August 31, 2006 (Unaudited)
(Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	Canada	United States	Other Foreign	Total Market Value

Crude/Refined Products Pipelines	$13,791,624	$53,580,249	$—	$67,371,873
Natural Gas Gathering/Processing	25,943,980	12,060,994	—	38,004,974
Natural Gas/Natural Gas Liquid Pipelines	18,735,443	13,399,999	—	32,135,442
Oil and Gas Royalty Trusts	19,735,976	—	—	19,735,976
Electric Generation/Services	9,849,394	1,972,500	—	11,821,894
Shipping	—	—	2,975,700	2,975,700
Coal	1,551,177	—	—	1,551,177
Propane Distribution	—	711,029	—	711,029
Cash Equivalents	133,109	1,978,882	—	2,111,991

Total Investment Portfolio	$89,740,703	$83,703,653	$2,975,700	$176,420,056

2006 3rd Quarter Report	3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
Period from October 31, 2005(1) through November 30, 2005
Total Distributions Received from Investments
Distributions received from master limited partnerships	$—
Dividends paid in stock	—
Dividends from common stock	—
Distributions received from Canadian trusts	—
Short-term interest and dividend Income	265
Foreign tax withheld	—

Total from investments	265
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	70
Other operating expenses	117

187

Distributable cash flow before leverage costs and current taxes	78
Leverage costs(3)	—
Current income tax expense	—

Distributable Cash Flow	$78

Dividends paid on common stock	$—
Dividends paid on common stock per share	—
Payout percentage for period(4)	—
Total assets, end of period	151,518
Average total assets during period(5)	—
Leverage (short-term credit facility, Tortoise Notes and Preferred Stock)	—
Leverage as a percent of total assets	—
Net unrealized appreciation, end of period	1,192
Net assets, end of period	110,451
Average net assets during period(6)	—
Net asset value per common share	23.95
Market value per common share	25.00
Shares outstanding	4,613
Selected Operating Ratios(7)

As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	—
Operating expenses before leverage costs and current taxes	—
Distributable cash flow before leverage costs and current taxes	—
As a Percent of Average Net Assets
Distributable cash flow	—
(1)	Commencement of operations.
(2)	Q1 is the period from December 1, 2005 through February 28, 2006. Q2 is the period from March 1, 2006 through May 31, 2006. Q3 is the period from June 1, 2006 through August 31, 2006.
(3)	Leverage costs include interest expense, auction agent fees, interest rate swap expense and preferred dividends.
4	Tortoise North American Energy Corp.

2006
Q1(2)	Q2(2)	Q3(2)

$451	$679	$713
316	418	436
—	27	77
429	1,298	1,541
424	371	275
(65)	(195)	(232)

1,555	2,598	2,810
210	287	316
202	163	163

412	450	479

1,143	2,148	2,331
15	502	732
12	1	—

$1,116	$1,645	$1,599

$1,199	$1,522	$1,545
0.260	0.330	0.335
100.4%	92.5%	96.6%
136,175	167,486	179,510
117,772	154,185	171,727
15,835	46,650	55,000
11.63%	27.85%	30.64%
5,683	8,470	13,944
115,457	117,333	121,257
112,397	114,428	115,844
25.03	25.44	26.29
22.73	21.90	23.31
4,613	4,613	4,613

5.35%	6.69%	6.49%
1.42%	1.16%	1.11%
3.93%	5.53%	5.38%
4.03%	5.70%	5.48%
(4)	Dividends paid as a percentage of Distributable Cash Flow ("DCF"). Q1 includes DCF of $78,000 from commencement of operations through November 30, 2005.
(5)	Computed by averaging month-end values within each period.
(6)	Computed by averaging daily values for the period.
(7)	Annualized.
2006 3rd Quarter Report	5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America looks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The U.S. imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs are considered tax-efficient investment vehicles because they are not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
6	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”), which is simply our income from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, total leverage, and current income taxes, if any. Each are summarized for you in the key financial data table on pages 4 and 5 and are discussed in more detail below.
Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
As reflected in the key financial data table, investment income received for the quarter ended August 31, 2006 was approximately $2.8 million, representing a 8.2 percent increase as compared to 2nd quarter 2006. This change reflects the first full quarter of earnings on the investment of the proceeds from the issuance of the $40 million Tortoise Notes issued in April and partial quarter earnings on the investment of the $15 million Money Market Preferred Shares issued in July.
The key financial data table discloses the calculation of DCF. The difference between investment income as reported in the DCF calculation and as reported in the Statement of Operations is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation, in order to fund cash dividends to stockholders, reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income; and (3) investment income in the key financial data table includes the value of dividends paid-in-kind (additional stock) rather than cash.
As disclosed in Note 13 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of a significant portion of our expected Canadian dividends.
2006 3rd Quarter Report	7

Management’s Discussion
(Continued)
Total distributions received from investments represented 6.49 percent of average total assets for the 3rd quarter 2006, as compared to 6.69 percent for 2nd quarter 2006. This change reflects the impact of earnings as mentioned above in the numerator of this calculation as well as a substantial increase in our average total assets from leverage issuance and increasing market value of our investments in the denominator.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. The net operating expenses before leverage costs for 3rd quarter 2006 increased $29,000 as compared to 2nd quarter 2006, a result of increased total average assets of $17.5 million from quarter to quarter increasing the advisory fee. Other operating expenses reflected no change as compared to 2nd quarter 2006. On a percentage basis, net operating expenses before leverage costs were an annualized 1.11 percent of average total assets for the 3rd quarter 2006, as compared to 1.16 percent for 2nd quarter 2006.
Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and revolving credit line, which will vary from period to period as they have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. As disclosed in Note 12 of our Notes to Financial Statements, we have locked-in our cost of capital relating to $40 million of the $55 million in leverage through interest rate swap agreements, converting a majority of our variable rate obligations to fixed rate obligations for the term of the swap agreements. The all-in weighted average cost of $40 million of the $55 million in leverage will be 5.44 percent once all the contracts have commenced settlement in April, 2007. The all-in weighted average cost of $55 million in total leverage outstanding at August 31, 2006 was 5.50 percent.
As indicated in Note 12 of our Notes to Financial Statements, Tortoise North America has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our statement of operations as a realized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise North America the net difference) or loss when the fixed rate exceeds LIBOR rate (Tortoise North America pays U.S. Bank the net difference). To date, our spread to LIBOR has generally been between a negative 9 basis points (-0.09 percent) and positive 2 basis points (0.02 percent).
Leverage costs were $732,000 in 3rd quarter 2006, as compared to $502,000 in 2nd quarter 2006, due to a full quarter of interest expense on the $40 million Tortoise Notes, $56,000 in interest expense associated with the utilization of our credit facility during the quarter and $109,000 in dividends paid on the $15 million in Money Market Preferred Shares issued in July.
Distributable Cash Flow
For the quarter ended August 31, 2006, our distributable cash flow was $1.6 million, relatively unchanged from 2nd quarter 2006. We declared a dividend of $1.5 million, representing 97 percent of available distributable cash flow. On a per share basis, the fund declared a $0.335 dividend on August 4, 2006. This dividend should not be annualized to calculate a run-rate, as it does not reflect full-quarter earnings on all outstanding leverage.
8	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Taxation of our Distributions
We expect that any taxable distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital, and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
Tortoise North America will be subject to certain Canadian taxes, but the payment of those taxes may flow-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Tax information will be reported to Stockholders on Form 1099 after year-end.
Liquidity and Capital Resources
Tortoise North America had total assets of $180 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable, other receivables, and any expenses that may have been prepaid from time to time. Total assets increased $12 million as compared to 2nd quarter 2006, primarily as a result of an increase in unrealized appreciation on investments and additional leverage.
Total leverage outstanding as of the quarter ended August 31, 2006, was $55 million, or 30.6 percent of total assets as compared to $46.7 million, or 27.9 percent of total assets at 2nd quarter 2006. During the quarter we completed a $15 million offering of Money Market Preferred Shares. Net proceeds from the offering of approximately $14.6 million were used to retire our short-term credit facility borrowings of $10.6 million, with the remainder of the proceeds invested in accordance with our investment objective and policies.
The Company has entered into a $15 million credit facility with U.S. Bank, N.A. maturing August 29, 2007. The credit facility has a variable interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are primarily used to facilitate private placement equity investments. At August 31, 2006, the Company had not borrowed on the credit facility.
Our Board of Directors recently approved a policy permitting temporary increases in the amount of leverage from 33 percent to 38 percent of total assets at the time of incurrence, to allow participation in investment opportunities. The policy requires leverage to be within the limits set forth in the 1940 Act (300 percent and 200 percent asset coverage for debt and preferred, respectively) and indicates that leverage will be reduced to our long-term target of 33 percent over time in an orderly fashion from portfolio sales and/or an equity offering.
2006 3rd Quarter Report	9

Schedule of Investments (Unaudited)
	August 31, 2006

	Shares	Value

Trusts — 73.5%(1)
Canada — 73.5%(1)
Coal — 1.3%(1)
Royal Utilities Income Fund	146,500	$1,551,177

Crude/Refined Products Pipeline — 11.4%(1)
Pembina Pipeline Income Fund	899,100	13,791,624

Electric Generation/Services — 8.1%(1)
Boralex Power Income Fund	303,800	2,928,027
Innergex Power Income Fund	290,000	3,619,095
Northland Power Income Fund	244,900	3,302,272

		9,849,394

Oil and Gas Royalty Trusts — 16.3%(1)
ARC Energy Trust	217,200	5,721,893
Canadian Oil Sands Trust	141,500	4,328,235
Crescent Point Energy Trust	243,500	5,046,290
Enerplus Resources Fund	19,200	1,116,380
Focus Energy Trust	41,700	916,268
Progress Energy Trust	172,700	2,606,910

		19,735,976

Natural Gas Gathering/Processing — 21.4%(1)
AltaGas Income Trust	468,500	11,998,688
Keyera Facilities Income Fund	686,700	13,945,292

		25,943,980

Natural Gas/Natural Gas Liquid Pipelines — 15.0%(1)
Duke Energy Income Fund	1,109,350	12,288,185
Enbridge Income Fund	489,700	5,982,760

		18,270,945

Total Canada (Cost $82,429,970)		89,143,096

Total Trusts (Cost $82,429,970)		89,143,096

Common Stock — 3.0%(1)
Canada — 0.4%(1)
Natural Gas/Natural Gas Liquid Pipelines — 0.4%(1)
Enbridge, Inc.	5,900	194,582
TransCanada Corp.	8,300	269,916

Total Canada (Cost $404,752)		464,498

Republic of the Marshall Islands — 2.4%(1)
Shipping — 2.4%(1)
Seaspan Corp. (Cost $2,759,890)	130,800	2,975,700

10	Tortoise North American Energy Corp.

Schedule of Investments (Unaudited)
(Continued)
	August 31, 2006

	Shares	Value

United States — 0.2%(1)
Natural Gas/Natural Gas Liquid Pipelines — 0.2%(1)
Kinder Morgan, Inc. (Cost $164,090)	2,000	$208,720

Total Common Stock (Cost $3,328,732)		3,648,918

Master Limited Partnerships and Related Companies — 56.9%(1)
United States — 56.9%(1)
Crude/Refined Products Pipeline — 38.1%(1)
Enbridge Energy Management, L.L.C.(2)(6)	201,600	9,465,126
Enbridge Energy Partners, L.P.	79,700	3,863,856
Kinder Morgan Management, L.L.C.(2)(6)	318,807	13,456,839
Magellan Midstream Partners, L.P.	179,500	6,614,575
Pacific Energy Partners, L.P.	108,300	3,784,002
Plains All American Pipeline, L.P.	111,285	5,119,110
TEPPCO Partners, L.P.	80,050	2,996,271
Valero, L.P.	16,500	852,720

		46,152,499

Natural Gas Gathering/Processing — 9.1%(1)
Crosstex Energy, Inc.(4)(5)	28,510	2,479,843
Energy Transfer Partners, L.P.	134,600	6,416,382
Regency Energy Partners, L.P.	91,100	2,167,269

		11,063,494

Natural Gas/Natural Gas Liquid Pipelines — 9.1%(1)
Enterprise Products Partners, L.P.	267,210	7,153,212
ONEOK Partners, L.P.	71,000	3,949,020

		11,102,232

Propane Distribution — 0.6%(1)
Inergy, L.P.	25,865	711,029

Total United States (Cost $61,170,150)		69,029,254

Total Master Limited Partnerships and Related Companies (Cost $61,170,150)		69,029,254

Corporate Bonds — 10.3%(1)	Principal Amount
United States — 10.3%(1)
Crude/Refined Products Pipeline — 6.1%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)	$7,300,000	7,427,750

Electric Generation/Services — 1.7%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	987,500
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	985,000

		1,972,500

2006 3rd Quarter Report	11

Schedule of Investments (Unaudited)
(Continued)
	August 31, 2006

	Principal Amount	Value

Natural Gas Gathering/Processing — 0.8%(1)
Targa Resources, Inc., 8.50%, 11/1/2013(4)	$1,000,000	$997,500

Natural Gas/Natural Gas Liquid Pipelines — 1.7%(1)
ANR Pipeline, Inc., 8.875%, 3/15/2010	1,000,000	1,049,047
Hanover Compressor Co., 8.625%, 12/15/2010	1,000,000	1,040,000

		2,089,047

Total United States (Cost $12,487,017)		12,486,797

Total Corporate Bonds (Cost $12,487,017)		12,486,797

Short-Term Investments — 1.8%(1)	Shares
United States — 1.7%(1)
Evergreen Institutional Money Market Fund, 5.33% (Cost $1,978,882)(3)	1,978,882	1,978,882

Canada — 0.1%(1)
Fidelity Institutional Cash Fund, 3.80% (Cost $129,424)(3)	147,086	133,109

Total Short-Term Investments (Cost $2,108,306)		2,111,991

Total Investments — 145.5%(1)
(Cost $161,524,175)		176,420,056
Auction Rate Senior Notes — (33.0%)(1)		(40,000,000)
Interest Rate Swap Contracts — (0.2%)(1)
$40,000,000 notional — Unrealized Depreciation(7)		(237,437)
Forward Foreign Currency Contracts — (0.6%)(1)
Canadian Dollar Currency Contracts — Unrealized Depreciation(8)		(715,133)
Other Assets and Liabilities — 0.7%(1)		789,438
Preferred Shares at Redemption Value — (12.4%)(1)		(15,000,000)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$121,256,924

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid in kind.
(3)	Rate indicated is the 7-day effective yield.
(4)	These securities are deemed to be restricted; see Note 8 to the financial statements for further disclosure.
(5)	Fair valued security represents a total market value of $2,479,843 which represents 2.0% of net assets.
(6)	Related companies of master limited partnerships.
(7)	See Note 12 to the financial statements for further disclosure.
(8)	See Note 13 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
12	Tortoise North American Energy Corp.

Statement of Assets & Liabilities (Unaudited)
August 31, 2006
Assets
Investments at value (cost $161,524,175)	$176,420,056
Cash	1,545,234
Foreign currency at value (cost $78,925)	78,939
Receivable for Adviser reimbursement	72,789
Interest and dividend receivable	732,117
Prepaid expenses and other assets	661,354

Total assets	179,510,489

Liabilities
Dividend payable on common shares	1,545,234
Dividend payable on preferred shares	46,813
Accrued expenses and other liabilities	416,873
Payable to Adviser	291,155
Unrealized depreciation on forward foreign currency contracts	715,133
Unrealized depreciation on interest rate swap contracts	237,437
Current tax liability	920
Auction rate senior notes payable Series A, due April 3, 2046	40,000,000

Total liabilities	43,253,565

Preferred Shares
$25,000 liquidation value per share applicable to 600 outstanding shares (600 shares authorized)	15,000,000

Net assets applicable to common stockholders	$121,256,924

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in-capital	108,702,627
Distributions in excess of net investment income, net of current income tax expense	(2,196,555)
Accumulated net realized gain on investments, foreign currency transactions and interest rate swap contracts	801,746
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation of other assets and liabilities denominated in foreign currency	13,944,493

Net assets applicable to common stockholders	$121,256,924

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$26.29

See Accompanying Notes to the Financial Statements.
2006 3rd Quarter Report	13

Statement of Operations (Unaudited)
Period from December 1, 2005 through August 31, 2006
Investment Income
Distributions received from master limited partnerships	$1,842,583
Less return of capital on distributions	(1,599,233)

Distribution income from master limited partnerships	243,350
Distribution income from Canadian trusts	3,750,172
Dividends from common stock	105,867
Interest income	860,024
Dividends from money market mutual funds	108,110
Less foreign tax withheld	(565,717)

Total Investment Income	4,501,806

Expenses
Advisory fees	1,084,332
Professional fees	155,957
Administration fees	75,068
Reports to stockholders	70,885
Directors’ fees	70,590
Organizational fees	56,905
Registration fees	33,965
Custodian fees and expenses	22,006
Stock transfer agent fees	9,908
Other expenses	33,316

Total Expenses before Interest Expense and Auction Agent Fees	1,612,932

Interest expense	1,090,713
Auction agent fees	42,381

Total Interest Expense and Auction Agent Fees	1,133,094

Total Expenses	2,746,026

Less expense reimbursement by Adviser	(271,083)

Net Expenses	2,474,943

Net Investment Income, before current tax expense	2,026,863
Current tax expense	(12,920)

Net Investment Income	2,013,943

14	Tortoise North American Energy Corp.

Statement of Operations (Unaudited)
(Continued)
Period from December 1, 2005 through August 31, 2006
Realized and Unrealized Gain (Loss) on Investments, Interest Rate Swaps and Foreign Currency Transactions
Net realized gain on investments	$873,948
Net realized loss on interest rate swap settlements	(7,546)
Net realized loss on foreign currency transactions	(64,381)

Net realized gain on investments, foreign currency transactions and interest rate swap settlements	802,021
Net unrealized appreciation of investments	13,704,009
Net unrealized depreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities denominated in foreign currency	(714,108)
Net unrealized depreciation of interest rate swap contracts	(237,437)

Net unrealized gains	12,752,464

Net Realized and Unrealized Gain	13,554,485

Dividends to Preferred Stockholders	(109,231)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$15,459,197

See Accompanying Notes to the Financial Statements.
2006 3rd Quarter Report	15

Statement of Changes in Net Assets
	Period from December 1, 2005 through August 31, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Operations
Net investment income	$2,013,943	$92,354
Net realized gain on investments, foreign currency transactions and interest rate swap settlements	802,021	72,796
Net unrealized appreciation of investments, foreign currency, forward foreign currency contracts, interest rate swap contracts and translation of other assets and liabilities denominated in foreign currency	12,752,464	1,192,029
Dividends to preferred stockholders	(109,231)	—

Net increase in net assets applicable to common stockholders resulting from operations	15,459,197	1,357,179

Dividends and Distributions to Common Stockholders
Net investment income	(4,266,692)	—

Total dividends and distributions to common stockholders	(4,266,692)	—

Capital Stock Transactions
Proceeds from initial public offering of 4,600,000 common shares	—	115,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(7,187)	(6,050,600)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(379,800)	—

Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	(386,987)	108,949,400

Total increase in net assets applicable to common stockholders	10,805,518	110,306,579
Net Assets
Beginning of period	110,451,406	144,827

End of period	$121,256,924	$110,451,406

Accumulated net investment income (loss), at end of period	$(2,196,555)	$165,425

(1)	Commencement of operations.
See Accompanying Notes to the Financial Statements.
16	Tortoise North American Energy Corp.

Statement of Cash Flows (Unaudited)
Period from December 1, 2005 through August 31, 2006
Cash Flows from Operating Activities
Purchases of long-term investments	$(132,946,617)
Proceeds from sale of long-term investments	3,689,548
Proceeds from sale or maturity of short-term investments, net	75,258,372
Distributions received from master limited partnerships	1,842,583
Distribution income from Canadian trusts	2,768,887
Interest and dividend income received	741,043
Proceeds from sale of foreign currency, net	1,557,778
Payments for interest rate swap settlements, net	(7,546)
Interest expense paid	(1,071,918)
Income taxes paid	(12,000)
Operating expenses paid	(1,138,887)

Net cash used in operating activities	(49,318,757)

Cash Flows from Financing Activities
Common stock issuance costs	(458,435)
Dividends paid to common stockholders	(2,721,458)
Dividends paid to preferred stockholders	(62,418)
Advances from revolving lines of credit	56,050,000
Repayments on revolving lines of credit	(56,050,000)
Issuance of auction rate senior notes payable	40,000,000
Issuance of preferred stock	15,000,000
Debt issuance costs	(626,155)
Preferred stock issuance costs	(203,176)

Net cash provided by financing activities	50,928,358

Net increase in cash	1,609,601
Effect of exchange gains (losses) on cash	(64,367)
Cash — beginning of period	—

Cash — end of period	$1,545,234

2006 3rd Quarter Report	17

Statement of Cash Flows (Unaudited)
(Continued)
Period from December 1, 2005 through August 31, 2006
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$15,459,197
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments	(127,200,182)
Return of capital on distributions received	1,599,233
Proceeds from sale or maturity of short-term investments, net	110,072,777
Proceeds from sale of long-term investments	3,689,548
Net unrealized appreciation of investments and interest rate swap contracts	(13,466,572)
Net unrealized depreciation of foreign currency, forward foreign exchange contracts and translation of assets and liabilities denominated in foreign currency	714,108
Net realized gain from sales and maturities of investments	(809,567)
Accretion of discounts on investments, net	(209,868)
Amortization of debt issuance costs	6,424
Dividends to preferred stockholders	109,231
Changes in operating assets and liabilities:
Decrease in foreign currency	1,557,778
Decrease in payable for securities purchased	(40,428,840)
Increase in interest and dividend receivable	(671,280)
Increase in current tax liability	920
Increase in prepaid expenses and other assets	(15,154)
Increase in payable to Adviser, net of reimbursement	148,786
Increase in accrued expenses and other liabilities	124,704

Total adjustments	(64,777,954)

Net cash used in operating activities	$(49,318,757)

See Accompanying Notes to the Financial Statements.
18	Tortoise North American Energy Corp.

Financial Highlights
	Period from December 1, 2005 through August 31, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.95	$—
Public Offering Price	—	25.00
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(1.31)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(0.08)	—
Income from Investment Operations:
Net investment income	0.44	0.02
Net realized and unrealized gain on investments	2.93	0.24

Total increase from investment operations	3.29	0.26

Less Dividends to Preferred Stockholders:
Net investment income	(0.02)	—

Total dividends to preferred stockholders	(0.02)	—

Less Dividends to Common Stockholders:
Net investment income	(0.93)	—

Total dividends to common stockholders	(0.93)	—

Net Asset Value, end of period	$26.29	$23.95

Per common share market value, end of period	$23.31	$25.00
Total Investment Return Based on Market Value(3)	(2.94)%	0.00%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$121,257	$110,451
Ratio of expenses (including current income tax expense) to average net assets before waiver(4)(5)	3.22%	2.02%
Ratio of expenses (including current income tax expense) to average net assets after waiver(4)(5)	2.90%	1.77%
Ratio of expenses (excluding current income tax expense) to average net assets before waiver(4)	3.20%	2.02%
Ratio of expenses (excluding current income tax expense) to average net assets after waiver(4)	2.88%	1.77%
Ratio of net investment income (including current income tax expense) to average net assets before waiver(4)(5)	2.03%	0.75%
2006 3rd Quarter Report	19

Financial Highlights
(Continued)
	Period from December 1, 2005 through August 31, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Ratio of net investment income (including current income tax expense) to average net assets after waiver(4)(5)	2.35%	1.00%
Ratio of net investment income (excluding current income tax expense) to average net assets before waiver(4)	2.05%	0.75%
Ratio of net investment income (excluding current income tax expense) to average net assets after waiver(4)	2.37%	1.00%
Portfolio turnover rate(4)	3.74%	0.00%
Total Auction Rate Senior Notes, end of period (000’s)	$40,000	—
Total Preferred Shares, end of period (000’s)	$15,000	—
Per common share amount of auction rate senior notes outstanding at end of period	$8.67	—
Per common share amount of net assets, excluding auction rate senior notes, at end of period	$34.96	—
Asset coverage, per $1,000 of principal amount of auction rate senior notes(6)	$4,406	—
Asset coverage ratio of auction rate senior notes(6)	441%	—
Asset coverage, per $25,000 liquidation value per share of preferred shares(7)	$227,095	—
Asset coverage ratio of preferred shares(8)	320%	—
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Annualized for periods less than one full year.
(5)	The Company accrued $12,920 and $0 for the periods from December 1, 2005 through August 31, 2006 and October 31, 2005 through November 30, 2005, respectively, for current income tax expense.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by the number of preferred shares outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
20	Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
August 31, 2006
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYN.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
2006 3rd Quarter Report	21

Notes to Financial Statements (Unaudited)
(Continued)
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
The Company does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
G. Dividends to Stockholders
Dividends to stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day
22	Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.
H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
The Company will generally be required to pay a 15 percent Canadian withholding tax with respect to dividend distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits are subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Organizational costs, which amounted to $213,430, were expensed as incurred. Offering costs, excluding underwriter commissions, which amounted to $882,787 related to the issuance of common stock, were charged as a reduction of additional paid-in-capital when the shares were issued. Offering costs, excluding underwriter commissions of $379,800, were charged to additional paid-in-capital for the MMP preferred shares issued in July 2006. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series A issued in April 2006, was $225,248.
J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.
2006 3rd Quarter Report	23

Notes to Financial Statements (Unaudited)
(Continued)
K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
L. Recent Accounting Pronouncement
On July 13, 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. FIN 48 is effective for us beginning December 1, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of August 31, 2006, the market value of investments in Canadian, United States and other foreign issues were $89,740,703 (74 percent of net assets), $83,703,653 (69 percent of net assets) and $2,975,700 (2 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through October 31, 2006, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.25 percent of the Company’s average monthly Managed Assets.
24	Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500 million of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian assets.
Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
5. Income Taxes
It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements, however, the Company has appropriately accrued for foreign taxes on foreign sourced income.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.
As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$215,324
Post-October losses	(275)
Unrealized appreciation	1,142,130

Distributable Earnings	$1,357,179

Post-October losses represent losses realized on investment transactions from November 1, 2005 through November 30, 2005 that, in accordance with federal income tax regulations, the Company may elect to defer and treat as having arisen in the following year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2005.
6. Investment Transactions
For the period ended August 31, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $127,200,182 and $3,689,548 (excluding short-term and government securities), respectively.
7. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 4,612,640 shares outstanding at August 31, 2006. There were no transactions in common shares for the period ended August 31, 2006.
2006 3rd Quarter Report	25

Notes to Financial Statements (Unaudited)
(Continued)
8. Restricted Securities
Certain of the Company’s investments are restricted. The table below shows the number of units held or principal amount, acquisition dates, acquisition costs and percent of net assets which the securities comprise.
Company	Security	Number of Units Held or Principal Amount	Acquisition Dates	Acquisition Cost	Value Per Unit	Percent of Net Assets

Crosstex Energy, Inc.	Common Units	28,510	6/29/06	$2,000,547	$86.98	2.0%
SemGroup, L.P.	Corporate Bond	$7,300,000	11/04/05-2/21/06	7,370,290	N/A	6.1
Targa Resources, Inc.	Corporate Bond	$1,000,000	1/05/06	1,040,000	N/A	0.8

				$10,410,837		8.9%

9. Credit Facilities
On January 31, 2006, the Company entered into a $40 million revolving secured credit facility, maturing April 15, 2006, with U.S. Bank, N.A. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent, and was secured with the assets of the Company. Proceeds from the credit facility were used to execute the Company’s investment objective. The average outstanding balance during the borrowing period was approximately $17.1 million, with an average interest rate of 5.36 percent. The credit facility was retired on April 3, 2006, with the proceeds from the issuance of the auction rate senior notes described in Note 10.
On April 4, 2006, the Company entered into a $20 million revolving credit facility, maturing June 1, 2006, with U.S. Bank, N.A. The agreement was amended to extend the maturity date to August 15, 2006. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility were used to execute the Company’s investment objective. The average outstanding balance during the borrowing period was approximately $6.1 million, with an average interest rate of 5.82 percent. The credit facility was retired on July 14, 2006, with the proceeds from the issuance of the preferred shares described in Note 11.
On August 29, 2006, the Company entered into a $15 million revolving credit facility, maturing August 29, 2007, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. The Company had not borrowed under this agreement at August 31, 2006.
10. Auction Rate Senior Notes
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. Fair value of the Notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate for Series A as of August 31, 2006, was 5.50 percent. The weighted average interest rate for Series A for the period ended August 31, 2006, was
26	Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
5.30 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in the auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock, including any Money Market Preferred Shares; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes; and (3) junior to any secured creditors of the Company.
11. Preferred Shares
The Company has 600 authorized Money Market Preferred (“MMP”) Shares, of which 600 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for MMP Shares as of August 31, 2006, was 5.60 percent. The weighted average dividend rate for MMP Shares for the period ended August 31, 2006, was 5.46 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
2006 3rd Quarter Report	27

Notes to Financial Statements (Unaudited)
(Continued)
12. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of August 31, 2006, were as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation

U.S. Bank, N.A	03/10/16	$10,000,000	5.205%	1 Month U.S. Dollar LIBOR	$(39,205)
U.S. Bank, N.A.*	01/02/13	10,000,000	5.250%	1 Month U.S. Dollar LIBOR	(91,629)
U.S. Bank, N.A.*	04/17/10	20,000,000	5.150%	1 Month U.S. Dollar LIBOR	(106,603)

		$40,000,000			$(237,437)

*	The contracts for $10 million and $20 million notional amounts commence settlement on 1/2/2007 and 4/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
28	Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
13. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of August 31, 2006, were as follows:
Maturity Date	Currency To Receive		Currency To Deliver		Unrealized Depreciation

11/21/06	USD	994,695	CAD	1,125,000	$(25,491)
02/21/07	USD	994,695	CAD	1,125,000	(28,132)
05/18/07	USD	994,695	CAD	1,125,000	(30,297)
08/21/07	USD	994,695	CAD	1,125,000	(32,380)
11/21/07	USD	994,695	CAD	1,125,000	(34,345)
02/21/08	USD	994,695	CAD	1,125,000	(35,832)
05/21/08	USD	994,695	CAD	1,125,000	(36,951)
08/21/08	USD	994,695	CAD	1,125,000	(38,039)
11/21/08	USD	994,695	CAD	1,125,000	(39,446)
02/20/09	USD	994,695	CAD	1,125,000	(40,746)
05/21/09	USD	994,695	CAD	1,125,000	(42,113)
08/21/09	USD	994,695	CAD	1,125,000	(43,443)
11/20/09	USD	994,695	CAD	1,125,000	(44,756)
02/19/10	USD	994,695	CAD	1,125,000	(46,128)
05/21/10	USD	994,695	CAD	1,125,000	(47,394)
08/20/10	USD	994,695	CAD	1,125,000	(48,721)
11/19/10	USD	994,695	CAD	1,125,000	(49,866)
02/21/11	USD	994,695	CAD	1,125,000	(51,053)

					$(715,133)

CAD - Canadian Dollar
USD - U.S. Dollar
14. Subsequent Event
On September 1, 2006, the Company paid a dividend in the amount of $0.335 per share, for a total of $1,545,234. Of this total, the dividend reinvestment amounted to $203,078.
2006 3rd Quarter Report	29

Additional Information (Unaudited)
Stockholder Proxy Voting Results
The annual meeting of stockholders was held on April 12, 2006. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:
1.	To elect Charles E. Heath and Terry C. Matlack as Directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified.
No. of Shares

(i) Charles E. Heath
Affirmative	4,279,126
Withheld	35,586

TOTAL	4,314,712
(ii) Terry C. Matlack
Affirmative	4,269,426
Withheld	45,286

TOTAL	4,314,712
John R. Graham and H. Kevin Birzer continued as directors and their terms expire on the date of the 2007 annual meeting of stockholders, and Conrad S. Ciccotello continued as a director and his term expires on the date of the 2008 annual meeting of stockholders.
2.	To grant the Company the authority to sell common shares for less than net asset value, subject to certain conditions.
Vote of Common Stockholders of Record
(20 Stockholders of Record as of Record Date)	No. of Recordholders Voting

Affirmative	14
Against	1
Abstain	2
Broker Non-votes	0

TOTAL	17

Vote of Common Stockholders	No. of Shares

Affirmative	954,549
Against	149,295
Abstain	59,448
Broker Non-votes	3,151,420

TOTAL	4,314,712
30	Tortoise North American Energy Corp.

Additional Information (Unaudited)
(Continued)
3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2006.
No. of Shares

Affirmative	4,278,896
Against	14,450
Abstain	21,366

TOTAL	4,314,712
Based upon votes required for approval, each of these matters passed.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corporation’s (the “Company”) actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities for the period from commencement of operations through June 30, 2006 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (800) 919-0315; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (800) 919-0315 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Annual Certification
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
2006 3rd Quarter Report	31

Additional Information (Unaudited)
(Continued)
Privacy Policy
In order to conduct business, the Company collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about the stockholder whose balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect you personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
32	Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise North American Energy Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456
CUSTODIAN
U.S. Bank, N.A.
Two Liberty Place
50 S. 16th Street, Suite 2000
Mail Station: EX-PA-WBSP
Philadelphia, Pa. 19102
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Investor Services, L.L.C.
250 Royall St. MS 3B
Canton, Mass. 02021
(800) 919-0315
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYN
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisor’s Family of Funds
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 8/31/06 ($ in millions)
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure, Diversified in Canadian RITs and U.S. MLPs	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$180
Tortoise Energy	TYG Feb. 2005	U.S. Energy Infrastructure, More Diversified in MLPs	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$835
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure, More Concentrated, More Direct Placements	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$644

“...Steady Wins™"
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) www.tortoiseadvisors.com